Annual Report

April 30, 2002

[GRAPHICS OMITTED]

o SENECA o


Phoenix-Seneca Growth Fund

Phoenix-Seneca Strategic Theme Fund


[GRAPHICS OMITTED]

PHOENIX
INVESTMENT PARTNERS, LTD.
A member of The PHoenix Companies, Inc.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

      We are pleased to provide this annual report for Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund for the 12 months ended April 30, 2002. On the following pages, the funds' portfolio management team leaders review the events of the last year that affected performance and provide an overview of the funds' investment strategy. We believe you will find their comments informative.

      As a firm, Phoenix Investment Partners has always encouraged investors to use a variety of styles and strategies to mitigate the pain associated with volatile markets. A diversified portfolio can help to offer protection by spreading investment risk across a broad spectrum of investment styles and asset classes. Less overlap or redundancy in a portfolio should translate into lower volatility and greater opportunity to participate in whatever style or asset class is currently in favor. Of course, diversification itself does not guarantee against a loss, and there can be no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

      We recognize that it is important for investors to succeed in reaching their personal financial goals within the context of their risk tolerance and investment horizon. Your financial advisor can show you the benefits of asset allocation to help you shape an investment plan to meet your needs. Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals. To learn more about the markets and investing, ask your financial advisor to share Phoenix's exclusive "Investing Perspectives" presentation.

      If you have any questions about your account, please contact your financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574, option 4. To obtain current mutual fund prices and performance information, go to www.PhoenixInvestments.com and select INDIVIDUAL INVESTORS to enter the "Investor Center." Take advantage of our new Investor Resources, including educational, tax and retirement topics. And now it's easier to access your account, get current prices and portfolio information, print service forms and view prospectuses.

Sincerely,

/s/ PHILIP R. MCLOUGHLIN

Philip R. McLoughlin

APRIL 30, 2002

--------------------------------------------------------------------------------

Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Phoenix-Seneca Growth Fund ..........................  3
Phoenix-Seneca Strategic Theme Fund ................. 12
Notes to Financial Statements ....................... 21

PHOENIX-SENECA GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LEADERS, GAIL P. SENECA, PH.D., RICHARD D. LITTLE, CFA, AND RONALD K. JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Seneca Growth Fund seeks long-term capital growth.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 2002?

A: "Growth" stocks continued to underperform "value" stocks, with the Russell 1000(R) Growth Index losing more than 20%, while the Russell 1000(R) Value Index was down by about 4% for the 12 months ended April 30, 2002. In addition, large-cap stocks continued to underperform small-cap stocks. The large-cap Phoenix-Seneca Growth Fund was not immune in this environment. Class A shares fell 15.97%, Class B shares dropped 16.60%, Class C shares lost 16.64% and Class X shares declined 15.76% compared with a negative return of 12.63% for the S&P 500 Index and a negative return of 20.10% for the Russell 1000 Growth Index. 1 The average return for a peer group of 826 growth funds was negative 13.93%, according to Lipper, Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future performance.

Q: WHAT FACTORS AFFECTED THE MARKET OVER THE LAST 12 MONTHS?

A: The market was hurt by a variety of factors. First, the economy went into a recession in March of 2001. This was led by a dramatic decline in business spending on technology-related goods and services. Second, the September 11th terrorist attacks further weakened a declining economy and damaged consumer confidence. At the time of the attacks, the stock market had already endured a brutal correction. Stocks had been falling for nearly 18 months, a period exceeding the typical bear market duration. The Nasdaq had fallen nearly 70%-- its worst decline ever. 2

      Remarkably, stocks staged a strong rally in the fourth quarter of 2001, recovering all the losses they suffered after September 11th. Yet, even with this rebound, the markets registered a double-digit decline for the year. The last time we had two consecutive years of negative returns was during the 1973-74 bear market.

      As we entered 2002, we believed a modest but solid recovery was well under way. However, an eruption of accounting scandals, led by the Enron debacle, and escalation of the conflict in the Middle East has weighed heavily on investor psychology.

Q: WHAT WERE SOME OF THE FACTORS THAT HELPED OR HINDERED FUND PERFORMANCE?

A: As we described earlier, the market environment over the last 12 months has been very difficult for large-cap growth managers. However, our disciplined approach and emphasis on the importance of healthy balance sheets and good management teams prevented us from owning companies such as Enron and Tyco, which suffered badly in the wake of recent accounting scandals.

1 THE RUSSELL 1000 GROWTH INDEX MEASURES LARGE-CAP GROWTH-ORIENTED STOCK TOTAL
  RETURN PERFORMANCE, WHILE THE RUSSELL 1000 VALUE INDEX MEASURES LARGE-CAP VALUE-ORIENTED STOCK TOTAL RETURN PERFORMANCE. THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL RETURN PERFORMANCE.
2 THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
  THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We look for a modest economic recovery underpinned by low inflation and low interest rates. Going forward, we believe improved fundamentals, including an upturn in business spending, continued strong consumer spending and a patient Federal Reserve, will prove to be sufficiently strong to help drive stock prices higher this year. The spectacular returns of the late 1990s will not be replicated in a more normal economic climate, but respectable returns well above the rate of inflation should be achievable as profits improve and the economy expands.

      We feel particularly optimistic about the outlook for growth stocks, which should fare well, in our opinion, based on the expected profit recovery and given current valuations. All we need is more conviction and risk-taking by the market.

                                                                  APRIL 30, 2002

Phoenix-Seneca Growth Fund

  TOTAL RETURNS 1                                         PERIODS ENDING 4/30/02

                                                                         INCEPTION         INCEPTION
                                                1 YEAR        5 YEARS    TO 4/30/02           DATE
                                                ------        -------    ----------        ---------
        Class X Shares at NAV 2                 (15.76)%        8.29%      13.79%            3/8/96

        Class A Shares at NAV 2                 (15.97)         7.91       13.27             3/8/96
        Class A Shares at POP 3                 (20.80)         6.64       12.19             3/8/96

        Class B Shares at NAV 2                 (16.60)           --       (0.86)            7/1/98
        Class B Shares with CDSC 4              (19.92)           --       (1.19)            7/1/98

        Class C Shares at NAV 2                 (16.64)           --       (0.91)            7/1/98
        Class C Shares with CDSC 4              (16.64)           --       (0.91)            7/1/98

        S&P 500 Index 7                         (12.63)         7.60       Note 5            Note 5

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 10.71% for Class X and Class A (since 3/8/96) and (0.37)% for Class B and Class C (since 7/1/98).

6 This chart  illustrates NAV returns on Class X shares and POP returns on Class
  A shares. Returns on Class B shares and Class C shares will vary due to differing sales charges.

7 The S&P 500 Index is a measure of stock market total return performance. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                          PERIODS ENDING 4/30




                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Phoenix-Seneca          Phoenix-Seneca
              Growth Fund Class X 6   Growth Fund Class A 6    S&P 500 Index 7
Mar-96             $10,000.00              $9,425.00             $10,000.00
Apr-96              12,180.00              11,460.80              10,352.10
Apr-97              14,857.50              13,855.80              12,961.30
Apr-98              20,674.00              19,160.80              18,310.10
Apr-99              24,205.30              22,340.50              22,304.70
Apr-00              31,351.60              28,871.30              24,600.00
Apr-01              26,266.70              24,131.90              21,398.40
Apr-02              22,126.90              20,278.70              18,694.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/8/96 (inception of the Fund) in Class X and Class A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

  SECTOR WEIGHTINGS                                                      4/30/02

As a percentage of equity holdings

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology   Consumer Discretionary   Health-Care   Financials   Consumer Staples   Industrials   Energy   Other
   24%                16                   15           14             13                13          3       2

Phoenix-Seneca Growth Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. HCA, Inc.                                                               3.9%
    OPERATES COMMUNITY ACUTE-CARE HOSPITALS
 2. 3M Co.                                                                  3.9%
    WORLDWIDE DIVERSIFIED TECHNOLOGY COMPANY
 3. Taiwan Semiconductor Manufacturing Co. Ltd.
    ADR                                                                     3.7%
    PROVIDES ADVANCED INTEGRATED CIRCUIT MANUFACTURING SERVICES
 4. Baxter International, Inc.                                              3.7%
    MANUFACTURES AND DISTRIBUTES HOSPITAL LAB PRODUCTS
 5. American Express Co.                                                    3.7%
    PROVIDES TRAVEL, INSURANCE, INVESTMENT AND BANKING SERVICES
 6. Medtronic, Inc.                                                         3.7%
    PRODUCES CARDIAC PACEMAKERS AND MEDICAL SERVICES EQUIPMENT
 7. Goldman Sachs Group, Inc. (The)                                         3.5%
    PROVIDES INVESTMENT BANKING AND ASSET MANAGEMENT SERVICES
 8. Procter & Gamble Co. (The)                                              3.5%
    MANUFACTURER OF HOUSEHOLD AND PERSONAL CARE AND
    FOOD PRODUCTS
 9. Wal-Mart Stores, Inc.                                                   3.5%
    MAJOR DISCOUNT STORE OPERATOR
10. Texas Instruments, Inc.                                                 3.5%
    MANUFACTURES SEMICONDUCTORS AND ELECTRONIC EQUIPMENT


                         INVESTMENTS AT APRIL 30, 2002

                                                      SHARES        VALUE
                                                      -------   ------------
COMMON STOCKS--87.2%

BROADCASTING & CABLE TV--3.3%
Clear Channel Communications, Inc.(b) ............    162,730   $  7,640,173

BUILDING PRODUCTS--3.4%
Masco Corp. ......................................    282,080      7,926,448

COMPUTER HARDWARE--5.3%
Dell Computer Corp.(b) ...........................    266,560      7,021,191
Sun Microsystems, Inc.(b) ........................    621,040      5,080,107
                                                                ------------
                                                                  12,101,298
                                                                ------------

DIVERSIFIED FINANCIAL SERVICES--13.1%
American Express Co. .............................    206,100      8,452,161
Citigroup, Inc. ..................................    147,813      6,400,303
Goldman Sachs Group, Inc. (The) ..................    103,020      8,112,825
Morgan Stanley Dean Witter & Co. .................    150,050      7,160,386
                                                                ------------
                                                                  30,125,675
                                                                ------------

FOOD RETAIL--2.9%
Safeway, Inc.(b) .................................    161,540      6,776,603

GENERAL MERCHANDISE STORES--3.5%
Wal-Mart Stores, Inc. ............................    144,300      8,060,598

HEALTH CARE EQUIPMENT--7.3%
Baxter International, Inc. .......................    148,740      8,463,306
Medtronic, Inc. ..................................    188,420      8,420,490
                                                                ------------
                                                                  16,883,796
                                                                ------------

                                                      SHARES        VALUE
                                                      -------   ------------
HEALTH CARE FACILITIES--3.9%
HCA, Inc. ........................................    187,050   $  8,939,119

HOME IMPROVEMENT RETAIL--2.8%
Home Depot, Inc. (The) ...........................    140,580      6,518,695

HOTELS--3.0%
Marriott International, Inc. Class A .............    157,100      6,902,974

HOUSEHOLD PRODUCTS--3.5%
Procter & Gamble Co. (The) .......................     89,450      8,073,757

INDUSTRIAL CONGLOMERATES--5.6%
3M Co. ...........................................     70,900      8,919,220
General Electric Co. .............................    124,300      3,921,665
                                                                ------------
                                                                  12,840,885
                                                                ------------

INDUSTRIAL GASES--1.5%
Air Products and Chemicals, Inc. .................     70,260      3,375,993

INDUSTRIAL MACHINERY--2.9%
Danaher Corp. ....................................     92,710      6,636,182

INTEGRATED OIL & GAS--2.9%
Exxon Mobil Corp. ................................    164,100      6,591,897

MOVIES & ENTERTAINMENT--2.5%
Viacom, Inc. Class B(b) ..........................    122,660      5,777,286

PACKAGED FOODS--2.8%
Kellogg Co. ......................................    180,840      6,495,773

PHARMACEUTICALS--2.8%
Pfizer, Inc. .....................................    180,550      6,562,992

                        See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                                                      SHARES        VALUE
                                                      -------   ------------
SEMICONDUCTOR EQUIPMENT--1.9%
KLA-Tencor Corp.(b) ..............................     72,220   $  4,258,813

SEMICONDUCTORS--9.2%
Intel Corp. ......................................    261,140      7,471,215
Micron Technology, Inc.(b) .......................    245,060      5,807,922
Texas Instruments, Inc. ..........................    259,250      8,018,603
                                                                ------------
                                                                  21,297,740
                                                                ------------

SOFT DRINKS--3.1%
PepsiCo., Inc. ...................................    138,070      7,165,833

----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $198,932,705) ...................               200,952,530
----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--5.7%

SEMICONDUCTORS--3.7%
Taiwan Semiconductor Manufacturing Co.
Ltd. ADR (Taiwan)(b) .............................    484,290      8,571,933

TELECOMMUNICATIONS EQUIPMENT--2.0%
Nokia Oyj ADR (Finland) ..........................    284,120      4,619,791

----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $14,453,624)                                     13,191,724
----------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS--92.9%
(IDENTIFIED COST $213,386,329) ...................               214,144,254

                                          STANDARD
                                          & POOR'S      PAR
                                           RATING      VALUE
                                        (Unaudited)    (000)
                                        -----------   -------
SHORT-TERM OBLIGATIONS--7.3%

COMMERCIAL PAPER--6.0%
Bavaria Universal Funding Corp.
1.78%, 5/1/02 .........................    A-1         $2,037      2,037,000

Park Avenue Receivables Corp.
1.90%, 5/1/02 .........................    A-1          2,920      2,920,000

Marsh & McLennan Co., Inc.
1.73%, 5/2/02 .........................    A-1+         1,770      1,769,915

ExxonMobil Corp. 1.80%, 5/7/02 ........    A-1+         2,500      2,499,250

                                         STANDARD
                                          & POOR'S      PAR
                                           RATING      VALUE
                                        (Unaudited)    (000)       VALUE
                                        -----------   -------   ------------
COMMERCIAL PAPER--CONTINUED
Donnelley (R.R.) & Sons 1.77%, 5/29/02      A-1        $1,000     $  998,623
Enterprise Funding Corp. 1.79%, 5/30/02    A-1+         2,500      2,496,395

Lexington Parker Capital Co., LLC
1.97%, 6/17/02 ........................     A-1         1,262      1,257,294
                                                                ------------
                                                                  13,978,477
                                                                ------------

FEDERAL AGENCY SECURITIES--0.4%
Fannie Mae 2.28%, 2/7/03 ..............     AAA           885        869,138

MEDIUM TERM NOTES--0.9%
General Electric Capital Corp.
6.52%, 10/8/02 ........................     AAA         2,000      2,036,504

----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $16,887,451)                                     16,884,119
----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $230,273,780)                                   231,028,373(a)

Other assets and liabilities, net--(0.2%) ........                  (566,359)
                                                                ------------
NET ASSETS--100.0%                                              $230,462,014
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,696,544 and gross depreciation of $14,629,645 for federal income tax purposes. At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $230,961,474.

(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2002

ASSETS
Investment securities at value
   (Identified cost $230,273,780)                               $231,028,373
Cash                                                                   4,418
Receivables
   Fund shares sold                                                  935,828
   Dividends and interest                                            126,828
Prepaid expenses                                                         986
                                                                ------------
     Total assets                                                232,096,433
                                                                ------------
LIABILITIES
Payables
   Investment securities purchased                                 1,014,624
   Fund shares repurchased                                           285,031
   Investment advisory fee                                           137,527
   Distribution fee                                                   63,611
   Transfer agent fee                                                 63,212
   Financial agent fee                                                18,520
   Trustees' fee                                                       1,537
   Payable to adviser                                                    190
Accrued expenses                                                      50,167
                                                                ------------
     Total liabilities                                             1,634,419
                                                                ------------
NET ASSETS                                                      $230,462,014
                                                                ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $290,598,537
Accumulated net realized loss                                    (60,891,116)
Net unrealized appreciation                                          754,593
                                                                ------------
NET ASSETS                                                      $230,462,014
                                                                ============
CLASS X
Shares of beneficial interest outstanding, no par value,
   unlimited authorization
   (Net Assets $21,786,453)                                        1,771,381
Net asset value and offering price per share                          $12.30

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization
   (Net Assets $177,517,761)                                      14,920,168
Net asset value per share                                             $11.90
Offering price per share $11.90/(1-5.75%)                             $12.63

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization
   (Net Assets $17,396,785)                                        1,530,869
Net asset value and offering price per share                          $11.36

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization
   (Net Assets $13,761,015)                                        1,214,219
Net asset value and offering price per share                          $11.33


                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2002

INVESTMENT INCOME
Dividends                                                   $  2,272,346
Interest                                                         377,371
Foreign taxes withheld                                            (8,966)
                                                            ------------
     Total investment income                                   2,640,751
                                                            ------------
EXPENSES
Investment advisory fee                                        1,727,473
Distribution fee, Class A                                        484,382
Distribution fee, Class B                                        161,273
Distribution fee, Class C                                        120,961
Financial agent fee                                              221,424
Transfer agent                                                   405,287
Registration                                                      95,635
Printing                                                          33,924
Professional                                                      30,155
Trustees                                                          27,409
Custodian                                                         20,519
Miscellaneous                                                     14,830
                                                            ------------
     Total expenses                                            3,343,272
     Custodian fees paid indirectly                               (2,941)
                                                            ------------
     Net expenses                                              3,340,331
                                                            ------------
NET INVESTMENT LOSS                                             (699,580)
                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                              (36,255,335)
Net change in unrealized appreciation
  (depreciation) on investments                               (7,215,902)
                                                            ------------
NET LOSS ON INVESTMENTS                                      (43,471,237)
                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                               $(44,170,817)
                                                            ============

                        See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  Year Ended          Year Ended
                                                                                                   4/30/02             4/30/01
                                                                                                 ------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                                  $   (699,580)       $ (1,025,195)
   Net realized gain (loss)                                                                       (36,255,335)          6,404,307
   Net change in unrealized appreciation (depreciation)                                            (7,215,902)        (58,731,295)
                                                                                                 ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    (44,170,817)        (53,352,183)
                                                                                                 ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class X                                                             (97,761)         (1,315,169)
   Net realized short-term gains, Class A                                                            (801,168)        (10,211,049)
   Net realized short-term gains, Class B                                                             (68,863)           (686,474)
   Net realized short-term gains, Class C                                                             (51,770)           (537,112)
   Net realized long-term gains, Class X                                                                   --          (4,922,282)
   Net realized long-term gains, Class A                                                                   --         (37,910,636)
   Net realized long-term gains, Class B                                                                   --          (2,573,852)
   Net realized long-term gains, Class C                                                                   --          (2,017,054)
                                                                                                 ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                       (1,019,562)        (60,173,628)
                                                                                                 ------------        ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (106,842 and 121,430 shares, respectively)                         1,432,440           2,291,790
   Net asset value of shares issued from reinvestment of distributions
     (7,265 and 464,738 shares, respectively)                                                          95,684           7,529,330
   Cost of shares repurchased (312,063 and 417,320 shares, respectively)                           (4,147,302)         (7,361,791)
                                                                                                 ------------        ------------
Total                                                                                              (2,619,178)          2,459,329
                                                                                                 ------------        ------------
CLASS A
   Proceeds from sales of shares (2,338,107 and 1,836,433 shares, respectively)                    30,036,216          31,049,945
   Net asset value of shares issued in conjunction with Plan of Reorganization
     (0 and 11,246,703 shares, respectively) (See Note 4)                                                  --         227,975,588
   Net asset value of shares issued from reinvestment of distributions
     (49,611 and 2,460,099 shares, respectively)                                                      632,570          36,738,634
   Cost of shares repurchased (2,644,075 and 2,506,868 shares, respectively)                      (33,658,415)        (39,031,600)
                                                                                                 ------------        ------------
Total                                                                                              (2,989,629)        256,732,567
                                                                                                 ------------        ------------
CLASS B
   Proceeds from sales of shares (603,875 and 536,827 shares, respectively)                         7,423,296           9,492,687
   Net asset value of shares issued in conjunction with Plan of Reorganization
     (0 and 161,028 shares, respectively) (See Note 4)                                                     --           3,185,571
   Net asset value of shares issued from reinvestment of distributions
     (4,822 and 197,719 shares, respectively)                                                          58,877           2,920,736
   Cost of shares repurchased (280,567 and 181,717 shares, respectively)                           (3,425,049)         (2,886,017)
                                                                                                 ------------        ------------
Total                                                                                               4,057,124          12,712,977
                                                                                                 ------------        ------------
CLASS C
   Proceeds from sales of shares (609,620 and 385,122 shares, respectively)                         7,404,586           7,042,345
   Net asset value of shares issued from reinvestment of distributions
     (3,265 and 175,865 shares, respectively)                                                          39,769           2,604,710
   Cost of shares repurchased (325,048 and 101,351 shares, respectively)                           (3,939,360)         (1,597,842)
                                                                                                 ------------        ------------
Total                                                                                               3,504,995           8,049,213
                                                                                                 ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                        1,953,312         279,954,086
                                                                                                 ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                          (43,237,067)        166,428,275

   NET ASSETS
   Beginning of period                                                                            273,699,081         107,270,806
                                                                                                 ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY]      $230,462,014        $273,699,081
                                                                                                 ============        ============

                        See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS X
                                                          --------------------------------------------------------------
                                                                                  SEVEN
                                                           YEAR ENDED APRIL 30,   MONTHS        YEAR ENDED SEPTEMBER 30,
                                                          ----------------------  ENDED      ---------------------------
                                                             2002       2001     4/30/00      1999       1998     1997
Net asset value, beginning of period                        $14.66     $22.31     $19.92     $16.46     $16.43   $13.74
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                               0.00(1)   (0.01)(1)  (0.01)(1)  (0.04)(1)   0.00(1)  0.03
   Net realized and unrealized gain (loss)                   (2.31)     (3.36)      4.94       5.11       1.28     3.50
                                                            ------     ------     ------     ------     ------   ------
     TOTAL FROM INVESTMENT OPERATIONS                        (2.31)     (3.37)      4.93       5.07       1.28     3.53
                                                            ------     ------     ------     ------     ------   ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --         --         --         --      (0.02)   (0.07)
   Distributions from net realized gains                     (0.05)     (4.28)     (2.54)     (1.61)     (1.23)   (0.77)
                                                            ------     ------     ------     ------     ------   ------
     TOTAL DISTRIBUTIONS                                     (0.05)     (4.28)     (2.54)     (1.61)     (1.25)   (0.84)
                                                            ------     ------     ------     ------     ------   ------
Change in net asset value                                    (2.36)     (7.65)      2.39       3.46       0.03     2.69
                                                            ------     ------     ------     ------     ------   ------
NET ASSET VALUE, END OF PERIOD                              $12.30     $14.66     $22.31     $19.92     $16.46   $16.43
                                                            ======     ======     ======     ======     ======   ======
Total return(2)                                             (15.76)%   (16.22)%    25.04 %(4) 32.19 %     8.48 %  27.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $21,786    $28,864    $40,174    $35,695    $30,713  $34,093

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.04 %(7)  0.97 %(7)  1.06 %(3)  1.16 %     1.14%    1.52%(5)
   Net investment income (loss)                               0.03 %    (0.03)%    (0.05)%(3) (0.20)%     0.02%    0.31%
Portfolio turnover                                             131 %      134 %       68 %(4)   169 %      166%  145.69%

                                                                                     CLASS A
                                                          --------------------------------------------------------------
                                                                                  SEVEN
                                                           YEAR ENDED APRIL 30,   MONTHS        YEAR ENDED SEPTEMBER 30,
                                                          ----------------------  ENDED      ---------------------------
                                                             2002       2001     4/30/00      1999       1998     1997
Net asset value, beginning of period                        $14.22     $21.83     $19.57     $16.23     $16.28   $13.63
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                              (0.03)(1)  (0.05)(1)  (0.04)(1)  (0.09)(1)  (0.06)(1)(0.08)
   Net realized and unrealized gain (loss)                   (2.24)     (3.28)      4.84       5.04       1.24     3.50
                                                            ------     ------     ------     ------     ------   ------
     TOTAL FROM INVESTMENT OPERATIONS                        (2.27)     (3.33)      4.80       4.95       1.18     3.42
                                                            ------     ------     ------     ------     ------   ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                     (0.05)     (4.28)     (2.54)     (1.61)     (1.23)   (0.77)
                                                            ------     ------     ------     ------     ------   ------
     TOTAL DISTRIBUTIONS                                     (0.05)     (4.28)     (2.54)     (1.61)     (1.23)   (0.77)
                                                            ------     ------     ------     ------     ------   ------
Change in net asset value                                    (2.32)     (7.61)      2.26       3.34      (0.05)    2.65
                                                            ------     ------     ------     ------     ------   ------
NET ASSET VALUE, END OF PERIOD                            $  11.90     $14.22     $21.83     $19.57     $16.23   $16.28
                                                            ======     ======     ======     ======     ======   ======
Total return(2)                                             (15.97)%   (16.42)%    24.81 %(4) 31.89 %     7.93 %  26.51 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $177,518   $215,736    $46,727    $31,001    $17,364   $6,013

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                         1.29 %(7)  1.22 %(7)  1.31 %(3)  1.44 %     1.55 %   2.48 %(6)
   Net investment income (loss)                              (0.22)%     0.29)%    (0.29)%(3) (0.49)%    (0.36)%  (0.62)%
Portfolio turnover                                             131 %      134 %       68 %(4)   169 %      166 %    145.69 %

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.52% for the period ended September 30, 1997.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.63% for the period ended September 30, 1997.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS B
                                                                   ----------------------------------------------------
                                                                                           SEVEN                FROM
                                                                   YEAR ENDED APRIL 30,    MONTHS     YEAR    INCEPTION
                                                                   -------------------     ENDED      ENDED   7/1/98 TO
                                                                      2002       2001     4/30/00    9/30/99   9/30/98
Net asset value, beginning of period                                 $13.68     $21.34     $19.28     $16.19    $18.71
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                       (0.12)(1)  (0.17)(1)  (0.17)(1)  (0.31)(1) (0.04)
   Net realized and unrealized gain (loss)                            (2.15)     (3.21)      4.77       5.01     (2.48)
                                                                     ------     ------     ------     ------    ------
     TOTAL FROM INVESTMENT OPERATIONS                                 (2.27)     (3.38)      4.60       4.70     (2.52)
                                                                     ------     ------     ------     ------    ------
LESS DISTRIBUTIONS
     Distributions from net realized gains                            (0.05)     (4.28)     (2.54)     (1.61)       --
                                                                     ------     ------     ------     ------    ------
     TOTAL DISTRIBUTIONS                                              (0.05)     (4.28)     (2.54)     (1.61)       --
                                                                     ------     ------     ------     ------    ------
Change in net asset value                                             (2.32)     (7.66)      2.06       3.09     (2.52)
                                                                     ------     ------     ------     ------    ------
NET ASSET VALUE, END OF PERIOD                                       $11.36     $13.68     $21.34     $19.28    $16.19
                                                                     ======     ======     ======     ======    ======
Total return(2)                                                      (16.60)%   (17.11)%    24.10 %(4) 30.31 %  (13.47)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $17,397    $16,458    $10,431     $4,395      $519

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                  2.04 %(7)  1.97 %(7)  2.42 %(3)  2.60 %(5) 2.60 %(3)(5)
   Net investment income (loss)                                       (0.98)%    (1.03)%    (1.39)%(3) (1.66)%   (1.12)%(3)
Portfolio turnover                                                      131 %      134 %       68 %(4)   169 %     166 %(4)

                                                                                         CLASS C
                                                                   ----------------------------------------------------
                                                                                           SEVEN                FROM
                                                                   YEAR ENDED APRIL 30,    MONTHS     YEAR    INCEPTION
                                                                   -------------------     ENDED      ENDED   7/1/98 TO
                                                                      2002       2001     4/30/00    9/30/99   9/30/98
Net asset value, beginning of period                                 $13.65     $21.29     $19.25     $16.18    $18.71
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                       (0.12)(1)  (0.17)(1)  (0.19)(1)  (0.32)(1) (0.06)
   Net realized and unrealized gain (loss)                            (2.15)     (3.19)      4.77       5.00     (2.47)
                                                                     ------     ------     ------     ------    ------
     TOTAL FROM INVESTMENT OPERATIONS                                 (2.27)     (3.36)      4.58       4.68     (2.53)
                                                                     ------     ------     ------     ------    ------
LESS DISTRIBUTIONS
   Distributions from net realized gains                              (0.05)     (4.28)     (2.54)     (1.61)       --
                                                                     ------     ------     ------     ------    ------
     TOTAL DISTRIBUTIONS                                              (0.05)     (4.28)     (2.54)     (1.61)       --
                                                                     ------     ------     ------     ------    ------
Change in net asset value                                             (2.32)     (7.64)      2.04       3.07     (2.53)
                                                                     ------     ------     ------     ------    ------
NET ASSET VALUE, END OF PERIOD                                       $11.33     $13.65     $21.29     $19.25    $16.18
                                                                     ======     ======     ======     ======    ======
Total return(2)                                                      (16.64)%   (17.08)%    24.09 %(4) 30.20 %  (13.52)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $13,761    $12,641     $9,939     $1,833      $126

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                                  2.04 %(7)  1.97 %(7)  2.51 %(3)  2.60 %(6) 2.60 %(3)(6)
   Net investment income (loss)                                       (0.98)%    (1.02)%    (1.48)%(3) (1.66)%   (1.39)%(3)
Portfolio turnover                                                      131 %      134 %       68 %(4)   169 %     166 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in the total return calculation.
(3) Annualized.
(4) Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.46% and 12.48% for the periods ended September 30, 1999 and 1998, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 5.67% and 20.24% for the periods ended September 30, 1999 and 1998, respectively.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-SENECA STRATEGIC THEME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM LEADERS,
GAIL P. SENECA, PH.D., RICHARD D. LITTLE, CFA, AND RONALD K. JACKS, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Seneca Strategic Theme Fund seeks long-term capital growth.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 2002?

A: "Growth" stocks continued to underperform "value" stocks, with the Russell 1000(R) Growth Index losing more than 20%, while the Russell 1000(R) Value Index was down by about 4% for the 12 months ended April 30, 2002. In addition, large-cap stocks continued to underperform small-cap stocks. The primarily large-cap Phoenix-Seneca Strategic Theme Fund was not immune in this environment. Class A shares fell 30.13%, Class B shares declined 30.64%, and Class C shares lost 30.61% compared with a negative return of 12.63% for the S&P 500 Index and a negative return of 20.10% for the Russell 1000 Growth Index. 1 The average return for a peer group of 826 growth funds was negative 13.93%, according to Lipper, Inc. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future performance.

Q: WHAT FACTORS AFFECTED THE MARKET OVER THE LAST 12 MONTHS?

A: The market was hurt by a variety of factors. First, the economy went into a recession in March of 2001. This was led by a dramatic decline in business spending on technology-related goods and services. Second, the September 11th terrorist attacks further weakened a declining economy and damaged consumer confidence. At the time of the attacks, the stock market had already endured a brutal correction. Stocks had been falling for nearly 18 months, a period exceeding the typical bear market duration. The Nasdaq had fallen nearly 70%-- its worst decline ever. 2

      Remarkably, stocks staged a strong rally in the fourth quarter of 2001, recovering all the losses they suffered after September 11. Yet, even with this rebound, the markets registered a double-digit decline for the year. The last time we had two consecutive years of negative returns was during the 1973-74 bear market.

      As we entered 2002, we believed a modest but solid recovery was well under way. However, an eruption of accounting scandals, led by the Enron debacle, and escalation of the conflict in the Middle East has weighed heavily on investor psychology.

Q: WHAT WERE SOME OF THE FACTORS THAT HELPED OR HINDERED FUND PERFORMANCE?

A: As we described earlier, the market environment over the last 12 months has been very difficult for large-cap growth managers. The biggest detractor to our performance was the portfolio's overweight position in the information technology sector, which underperformed for the year ended April 30, 2002. The portfolio's return for this sector was negative 50.03% versus a negative return of 31.26% for the


1 THE RUSSELL 1000 GROWTH INDEX MEASURES LARGE-CAP GROWTH-ORIENTED STOCK TOTAL
  RETURN PERFORMANCE, WHILE THE RUSSELL 1000 VALUE INDEX MEASURES LARGE-CAP VALUE-ORIENTED STOCK TOTAL RETURN PERFORMANCE. THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL RETURN PERFORMANCE.

2 THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
  THE INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

sector in the Russell 1000 Growth Index. In addition, some individual stocks in the information technology category were poor performers, including Extreme Networks Inc., Emulex Corp., Flextronics International Ltd., and Veritas Software Corp.

      Positive contributors to performance included Mercury Interactive Corp. and Siebel Systems Inc. (in the information technology sector), Office Depot Inc. (consumer discretionary sector) and health-care holdings Johnson & Johnson, Laboratory Corp. Of America Holdings, and HCA, Inc.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: We look for a modest economic recovery underpinned by low inflation and low interest rates. Going forward, we believe improved fundamentals, including an upturn in business spending, continued strong consumer spending and a patient Federal Reserve, will prove to be sufficiently strong to help drive stock prices higher this year. The spectacular returns of the late 1990s will not be replicated in a more normal economic climate, but respectable returns well above the rate of inflation should be achievable as profits improve and the economy expands.

      We feel particularly optimistic about the outlook for growth stocks, which should fare well, in our opinion, based on the expected profit recovery and given current valuations. All we need is more conviction and risk-taking by the market.

                                                                  APRIL 30, 2002

Phoenix-Seneca Strategic Theme Fund

  TOTAL RETURNS 1                                         PERIODS ENDING 4/30/02

                                                                                          INCEPTION         INCEPTION
                                                                 1 YEAR        5 YEARS    TO 4/30/02           DATE
                                                                 ------        -------    ----------        ---------
        Class A Shares at NAV 2                                  (30.13)%        8.78%       9.75%           10/16/95
        Class A Shares at POP 3                                  (34.15)         7.50        8.76            10/16/95

        Class B Shares at NAV 2                                  (30.64)         7.98        8.94            10/16/95
        Class B Shares with CDSC 4                               (33.40)         7.98        8.94            10/16/95

        Class C Shares at NAV 2                                  (30.61)           --        3.60             11/3/97
        Class C Shares with CDSC 4                               (30.61)           --        3.60             11/3/97

        Russell 1000 Growth Index 8                              (20.10)         4.42      Note 5              Note 5

        S&P 500 Index 9                                          (12.63)         7.60      Note 6              Note 6

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 Index performance is 8.70% for Class A and Class B (since 10/16/95) and 1.03% for Class C (since 11/3/97).


6 Index  performance  is 11.60%  for Class A and  Class B (since  10/16/95)  and
  11.60% for Class C (since 11/3/97).

7 This chart illustrates POP returns on Class A and Class B shares since inception. Returns on Class C shares will vary due to differing sales charges.

8 The Russell 1000 Growth Index measures large-cap, growth-oriented stock total return performance. The index's performance does not reflect sales charges.

9 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                          PERIODS ENDING 4/30

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Phoenix-Seneca Strategic   Phoenix-Seneca Strategic
                     Theme Fund Class A 7      Theme Fund Class B 7       S&P 500 Index 9    Russell 1000 Growth Index 8
10/16/95                  $ 9,425.00               $10,000.00               $10,000.00               $10,000.00
4/30/96                    11,676.50                12,340.60                11,356.30                11,386.90
4/30/97                    11,376.30                11,932.60                14,218.70                13,899.40
4/30/98                    15,497.00                16,130.70                20,086.40                19,749.40
4/30/99                    22,457.10                23,224.70                24,468.40                24,988.30
4/28/00                    34,417.20                35,308.20                26,986.70                31,879.40
4/30/01                    24,799.80                25,252.10                23,474.30                21,597.90
4/30/02                    17,327.00                17,515.00                20,508.60                17,256.10

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

  SECTOR WEIGHTINGS                                                      4/30/02

  As a percentage of equity holdings


                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology    Consumer Discretionary    Health-Care    Financials    Consumer Staples    Industrials
   33%                  17                  15             14               12                 9

Phoenix-Seneca Strategic Theme Fund



  TEN LARGEST HOLDINGS AT APRIL 30, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Tiffany & Co.                                                           5.2%
    SPECIALTY RETAILER OF JEWELRY AND GIFT ITEMS
 2. HCA, Inc.                                                               5.1%
    OPERATES COMMUNITY ACUTE-CARE HOSPITALS
 3. Procter & Gamble Co. (The)                                              4.8%
    MANUFACTURER OF HOUSEHOLD AND PERSONAL CARE AND FOOD PRODUCTS
 4. Baxter International, Inc.                                              4.8%
    MANUFACTURER AND DISTRIBUTOR OF HOSPITAL LAB PRODUCTS
 5. American Express Co.                                                    4.8%
    PROVIDES TRAVEL, INSURANCE, INVESTMENT AND BANKING SERVICES
 6. Clear Channel Communications, Inc.                                      4.8%
    TV AND RADIO STATION OPERATOR
 7. Citigroup, Inc.                                                         4.7%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 8. Texas Instruments, Inc.                                                 4.6%
    MANUFACTURES SEMICONDUCTORS AND ELECTRONIC EQUIPMENT
 9. Dell Computer Corp.                                                     4.6%
    MANUFACTURES AND DISTRIBUTES IBM COMPATIBLE PERSONAL COMPUTERS
10. Medtronic, Inc.                                                         4.6%
    PRODUCES CARDIAC PACEMAKERS AND MEDICAL SERVICES EQUIPMENT

                          INVESTMENTS AT APRIL 30, 2002

                                                    SHARES         VALUE
                                                   ---------    ------------
COMMON STOCKS--88.3%

BROADCASTING & CABLE TV--4.8%
Clear Channel Communications, Inc.(b) ............   320,400    $ 15,042,780

COMPUTER HARDWARE--7.7%
Dell Computer Corp.(b) ...........................   554,280      14,599,735
Sun Microsystems, Inc.(b) ........................ 1,201,630       9,829,333
                                                                ------------
                                                                  24,429,068
                                                                ------------

DIVERSIFIED FINANCIAL SERVICES--13.6%
American Express Co. .............................   367,270      15,061,743
Citigroup, Inc. ..................................   340,566      14,746,508
Goldman Sachs Group, Inc. (The) ..................   164,790      12,977,212
                                                                ------------
                                                                  42,785,463
                                                                ------------

FOOD RETAIL--3.0%
Safeway, Inc.(b) .................................   227,090       9,526,425

HEALTH CARE EQUIPMENT--9.4%
Baxter International, Inc. .......................   265,450      15,104,105
Medtronic, Inc. ..................................   323,100      14,439,339
                                                                ------------
                                                                  29,543,444
                                                                ------------
HEALTH CARE FACILITIES--5.1%
HCA, Inc. ........................................   337,300      16,119,567

HOTELS--3.3%
Starwood Hotels & Resorts Worldwide, Inc. ........   275,000      10,395,000

HOUSEHOLD PRODUCTS--4.8%
Procter & Gamble Co. (The) .......................   168,600      15,217,836

                                                    SHARES         VALUE
                                                   ---------    ------------
INDUSTRIAL MACHINERY--8.8%
Danaher Corp. ....................................   195,870    $ 14,020,375
SPX Corp.(b) .....................................   101,600      13,680,440
                                                                ------------
                                                                  27,700,815
                                                                ------------

MOVIES & ENTERTAINMENT--2.9%
Viacom, Inc. Class B(b) ..........................   197,650       9,309,315

SEMICONDUCTOR EQUIPMENT--4.1%
Applied Materials, Inc.(b) .......................   525,740      12,785,997

SEMICONDUCTORS--12.4%
Intel Corp. ......................................   454,840      13,012,973
Micron Technology, Inc.(b) .......................   489,460      11,600,202
Texas Instruments, Inc. ..........................   472,280      14,607,620
                                                                ------------
                                                                  39,220,795
                                                                ------------

SOFT DRINKS--3.2%
PepsiCo., Inc. ...................................   195,240      10,132,956

SPECIALTY STORES--5.2%
Tiffany & Co. ....................................   409,280      16,268,880
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $284,809,112)                                   278,478,341
----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--7.1%

SEMICONDUCTORS--4.6%
Taiwan Semiconductor Manufacturing Co.
Ltd. ADR (Taiwan)(b) .............................   806,790      14,280,183

                       See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                                                    SHARES         VALUE
                                                   ---------    ------------
TELECOMMUNICATIONS EQUIPMENT--2.5%
Nokia Oyj ADR (Finland) ..........................   485,960    $  7,901,710
----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $24,083,795)                                     22,181,893
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.4%
(IDENTIFIED COST $308,892,907)                                   300,660,234
----------------------------------------------------------------------------

                                      STANDARD
                                      & POOR'S         PAR
                                       RATING         VALUE
                                     (Unaudited)      (000)
                                     -----------     -------
SHORT-TERM OBLIGATIONS--5.0%

COMMERCIAL PAPER--2.2%
Abbott Laboratories 1.80%, 5/1/02 .....  A-1+        $ 1,885       1,885,000
Exxon Mobil Corp. 1.78%, 5/22/02 ......  A-1+          4,400       4,395,432
Bank of America Corp. 7.75%, 7/15/02 ..   A              695         702,423
                                                                ------------
                                                                   6,982,855
                                                                ------------
FEDERAL AGENCY SECURITIES--1.5%
Federal Farm Credit Bank 1.77%, 5/3/02   AAA           3,000       2,999,705
Federal Home Loan Bank 1.73%, 5/24/02 .  AAA           1,905       1,902,894
                                                                ------------
                                                                   4,902,599
                                                                ------------

                                      STANDARD
                                      & POOR'S         PAR
                                       RATING         VALUE
                                     (Unaudited)      (000)         VALUE
                                     -----------     -------    ------------
U.S. GOVERNMENT SECURITIES--1.3%
U.S. Treasury Bills 1.74%, 5/2/02 .....  AAA         $ 3,970    $  3,969,808
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $15,856,048)                                     15,855,262
----------------------------------------------------------------------------
TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $324,748,955)                                   316,515,496(a)

Other assets and liabilities, net--(0.4)%                         (1,196,037)

NET ASSETS--100.0%                                              $315,319,459

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,003,909 and gross depreciation of $27,429,912 for federal income tax purposes. At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $324,941,499.

(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2002

ASSETS
Investment securities at value
   (Identified cost $324,748,955)                             $ 316,515,496
Cash                                                                 60,384
Receivables
   Dividends and interest                                           145,864
   Fund shares sold                                                  10,025
   Receivable from adviser                                            3,059
Prepaid expenses                                                      1,868
                                                              -------------
     Total assets                                               316,736,696
                                                              -------------
LIABILITIES
Payables
   Fund shares repurchased                                          792,721
   Investment advisory fee                                          205,872
   Transfer agent fee                                               190,898
   Distribution fee                                                 111,201
   Financial agent fee                                               23,014
   Trustees' fee                                                      1,537
Accrued expenses                                                     91,994
                                                              -------------
     Total liabilities                                            1,417,237
                                                              -------------
NET ASSETS                                                    $ 315,319,459
                                                              =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 534,209,378
Accumulated net realized loss                                  (210,656,460)
Net unrealized depreciation                                      (8,233,459)
                                                              -------------
NET ASSETS                                                    $ 315,319,459
                                                              =============

CLASS A
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $250,130,899)                                     27,594,665
Net asset value per share                                             $9.06
Offering price per share $9.06/(1-5.75%)                              $9.61

CLASS B
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $59,689,790)                                       7,056,611
Net asset value per share and offering per share                      $8.46

CLASS C
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $5,498,770)                                          649,547
Net asset value per share and offering per share                      $8.47


                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2002

INVESTMENT INCOME
Dividends                                                      $   1,568,414
Interest                                                             514,389
Foreign taxes withheld                                               (17,241)
                                                               -------------
     Total investment income                                       2,065,562
                                                               -------------
EXPENSES
Investment advisory fee                                            2,967,452
Distribution fee, Class A                                            778,464
Distribution fee, Class B                                            778,063
Distribution fee, Class C                                             64,684
Financial agent fee                                                  288,183
Transfer agent                                                     1,024,963
Printing                                                              73,366
Registration                                                          55,149
Professional                                                          31,143
Trustees                                                              27,409
Custodian                                                             24,087
Miscellaneous                                                         24,547
                                                               -------------
     Total expenses                                                6,137,510
     Custodian fees paid indirectly                                   (4,720)
                                                               -------------
     Net expenses                                                  6,132,790
                                                               -------------
NET INVESTMENT LOSS                                               (4,067,228)
                                                               -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                 (130,345,616)
Net change in unrealized appreciation (depreciation) on
   investments                                                   (20,265,267)
                                                               -------------
NET LOSS ON INVESTMENTS                                         (150,610,883)
                                                               -------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $(154,678,111)
                                                               =============

                        See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year Ended                     Year Ended
                                                                                       4/30/02                         4/30/01
                                                                                    -------------                   -------------
FROM OPERATIONS
   Net investment income (loss)                                                     $  (4,067,228)                  $  (6,626,909)
   Net realized gain (loss)                                                          (130,345,616)                    (18,562,483)
   Net change in unrealized appreciation (depreciation)                               (20,265,267)                   (195,418,640)
                                                                                    -------------                   -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (154,678,111)                   (220,608,032)
                                                                                    -------------                   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                              (1,174,449)                    (52,554,783)
   Net realized short-term gains, Class B                                                (310,332)                    (14,473,899)
   Net realized short-term gains, Class C                                                 (27,684)                       (767,581)
   Net realized long-term gains, Class A                                                       --                     (37,489,163)
   Net realized long-term gains, Class B                                                       --                     (10,325,716)
   Net realized long-term gains, Class C                                                       --                        (547,593)
                                                                                    -------------                   -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                           (1,512,465)                   (116,158,735)
                                                                                    -------------                   -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,765,234 and 3,175,043 shares, respectively)        18,349,801                      59,871,120
   Net asset value of shares issued from reinvestment of distributions
     (111,159 and 6,479,073 shares, respectively)                                       1,101,483                      86,169,969
   Cost of shares repurchased (6,243,291 and 5,142,148 shares, respectively)          (63,311,091)                    (88,736,158)
                                                                                    -------------                   -------------
Total                                                                                 (43,859,807)                     57,304,931
                                                                                    -------------                   -------------
CLASS B
   Proceeds from sales of shares (727,036 and 1,159,969 shares, respectively)           7,671,854                      21,074,965
   Net asset value of shares issued from reinvestment of distributions
     (29,823 and 1,871,776 shares, respectively)                                          276,457                      23,490,609
   Cost of shares repurchased (2,484,271 and 1,489,577 shares, respectively)          (24,306,491)                    (23,123,369)
                                                                                    -------------                   -------------
Total                                                                                 (16,358,180)                     21,442,205
                                                                                    -------------                   -------------
CLASS C
   Proceeds from sales of shares (176,277 and 397,315 shares, respectively)             1,741,843                       6,766,433
   Net asset value of shares issued from reinvestment of distributions
     (2,621 and 102,172 shares, respectively)                                              24,326                       1,282,136
   Cost of shares repurchased (152,292 and 114,087 shares, respectively)               (1,420,277)                     (1,891,306)
                                                                                    -------------                   -------------
Total                                                                                     345,892                       6,157,263
                                                                                    -------------                   -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                          (59,872,095)                     84,904,399
                                                                                    -------------                   -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                             (216,062,671)                   (251,862,368)

NET ASSETS
   Beginning of period                                                                531,382,130                     783,244,498
                                                                                    -------------                   -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $0 AND $0, RESPECTIVELY]                                                       $ 315,319,459                   $ 531,382,130
                                                                                    =============                   =============

                        See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS A
                                                  ----------------------------------------------------------------------
                                                                            YEAR ENDED APRIL 30,
                                                  ----------------------------------------------------------------------
                                                   2002            2001            2000            1999            1998
Net asset value, beginning of period              $13.02          $22.62          $18.22          $13.70          $12.03
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                 (0.09)          (0.15)          (0.16)          (0.11)          (0.04)
   Net realized and unrealized gain (loss)         (3.83)          (6.10)           8.69            6.03            4.03
                                                  ------          ------          ------          ------          ------
     TOTAL FROM INVESTMENT OPERATIONS              (3.92)          (6.25)           8.53            5.92            3.99
                                                  ------          ------          ------          ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income               --              --              --              --           (0.03)
   Distributions from net realized gains           (0.04)          (3.35)          (4.13)          (1.40)          (2.29)
                                                  ------          ------          ------          ------          ------
        TOTAL DISTRIBUTIONS                        (0.04)          (3.35)          (4.13)          (1.40)          (2.32)
                                                  ------          ------          ------          ------          ------
Change in net asset value                          (3.96)          (9.60)           4.40            4.52            1.67
                                                  ------          ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD                    $ 9.06          $13.02          $22.62          $18.22          $13.70
                                                  ======          ======          ======          ======          ======
Total return(1)                                   (30.13)%        (27.94)%         53.26 %         44.91 %         36.22 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $250,131        $416,159        $620,919        $107,871         $89,884

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               1.39 %(3)       1.30 %(3)       1.29 %(3)       1.38 %(3)       1.33 %
   Net investment income (loss)                    (0.87)%         (0.81)%         (0.77)%         (0.72)%         (0.26)%
Portfolio turnover                                   147 %           129 %           157 %           205 %           618 %


                                                                                CLASS B
                                                  ----------------------------------------------------------------------
                                                                            YEAR ENDED APRIL 30,
                                                  ----------------------------------------------------------------------
                                                   2002            2001            2000            1999            1998
Net asset value, beginning of period              $12.25          $21.70          $17.75          $13.46          $11.91
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                 (0.16)          (0.27)          (0.28)          (0.22)          (0.14)
   Net realized and unrealized gain (loss)         (3.59)          (5.83)           8.36            5.91            3.98
                                                  ------          ------          ------          ------          ------
     TOTAL FROM INVESTMENT OPERATIONS              (3.75)          (6.10)           8.08            5.69            3.84
                                                  ------          ------          ------          ------          ------
LESS DISTRIBUTIONS
   Distributions from net realized gains           (0.04)          (3.35)          (4.13)          (1.40)          (2.29)
                                                  ------          ------          ------          ------          ------
     TOTAL DISTRIBUTIONS                           (0.04)          (3.35)          (4.13)          (1.40)          (2.29)
                                                  ------          ------          ------          ------          ------
Change in net asset value                          (3.79)          (9.45)           3.95            4.29            1.55
                                                  ------          ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD                    $ 8.46          $12.25          $21.70          $17.75          $13.46
                                                  ======          ======          ======          ======          ======
Total return(1)                                   (30.64)%        (28.48)%         52.03 %         43.98 %          35.18 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $59,690        $107,589        $157,169         $84,698         $66,107

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               2.14 %(3)       2.05 %(3)       2.04 %(3)       2.13 %(3)        2.08 %
   Net investment income (loss)                    (1.62)%         (1.56)%         (1.47)%         (1.48)%         (1.02)%
Portfolio turnover                                   147 %           129 %           157 %           205 %           618 %

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

Phoenix-Seneca Strategic Theme Fund



                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS C
                                                  ------------------------------------------------------------------------
                                                                                                                   FROM
                                                                   YEAR ENDED APRIL 30,                         INCEPTION
                                                  -------------------------------------------------------       11/3/97 TO
                                                   2002            2001            2000            1999           4/30/98
Net asset value, beginning of period              $12.26          $21.71          $17.75          $13.47          $14.93
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)                 (0.16)          (0.25)          (0.29)          (0.22)          (0.05)
   Net realized and unrealized gain (loss)         (3.59)          (5.85)           8.38            5.90            0.88
                                                  ------          ------          ------          ------          ------
     TOTAL FROM INVESTMENT OPERATIONS              (3.75)          (6.10)           8.09            5.68            0.83
                                                  ------          ------          ------          ------          ------
LESS DISTRIBUTIONS
   Distributions from net realized gains           (0.04)          (3.35)          (4.13)          (1.40)          (2.29)
                                                  ------          ------          ------          ------          ------
     TOTAL DISTRIBUTIONS                           (0.04)          (3.35)          (4.13)          (1.40)          (2.29)
                                                  ------          ------          ------          ------          ------
Change in net asset value                          (3.79)          (9.45)           3.96            4.28           (1.46)
                                                  ------          ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD                    $ 8.47          $12.26          $21.71          $17.75          $13.47
                                                  ======          ======          ======          ======          ======
Total return(1)                                   (30.61)%        (28.46)%         52.09 %         43.87 %          7.92 %(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $5,499          $7,634          $5,156            $682            $267

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                               2.14 %(5)       2.05 %(5)       2.04 %(5)       2.13 %(5)       2.08 %(2)
   Net investment income (loss)                    (1.61)%         (1.53)%         (1.53)%         (1.47)%         (0.87)%(2)
Portfolio turnover                                   147 %           129 %           157 %           205 %           618 %(3)

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Growth Fund is a diversified Fund and seeks to achieve long-term growth of capital. The Strategic Theme Fund is a diversified Fund and seeks long-term appreciation of capital.

   Each Fund offers Class A, Class B and Class C shares. The Growth Fund also offers Class X shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of nontaxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:
   Expenses incurred by the Trust with respect to the Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

G. OPTIONS:
   The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002  (CONTINUED)

in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Trust may purchase options which are included in the Trust's Schedules of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. As of April 30, 2002, there were no options outstanding.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund.

                                   1st $1           $1-2             $2+
Fund                              Billion          Billion         Billion
----                              -------          -------         -------
Growth Fund .....................  0.70%            0.65%            0.60%
Strategic Theme Fund ............  0.75%            0.70%            0.65%

   Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Growth Fund and Strategic Theme Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Growth Fund and 0.375% to 0.10% of the average daily net assets of the Strategic Theme Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect wholly-owned subsidiary of PNX.

   As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Trust that it retained net selling commissions of $79,844 for Class A shares and deferred sales charges of $190,825 for Class B shares and $3,614 for Class C shares, for the year ended April 30, 2002. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each Fund. There are no distribution fees for Class X. The Distributor has advised the Trust that of the total amount expensed for the year ended April 30, 2002, $1,089,903 was retained by the Distributor, $1,165,899 was earned by unaffiliated participants and $132,025 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   For the year ended April 30, 2002, the Trust paid PXP Securities Corp., an indirect wholly-owned subsidiary of PNX, brokerage commissions of $316,228 in connection with portfolio transactions effected by it.

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended April 30, 2002, financial agent fees were $509,607 of which PEPCO received $72,607. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 2002, transfer agent fees were $1,430,250 of which PEPCO retained $558,848 which is net of the fees paid to State Street.

   At April 30, 2002, PNX and its affiliates held shares of the Trust as follows:
                                                   Aggregate
                                                   Net Asset
                                        Shares       Value
                                        ------     ---------
Growth Fund--Class X ..............         59    $    724
Growth Fund--Class A ..............        110       1,312
Growth Fund--Class B ..............     17,748     201,618
Growth Fund--Class C ..............      8,706      98,642

3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities (excluding short-term securities and options) for the year ended April 30, 2002, aggregated the following:

                                 Purchases          Sales
                               ------------     ------------
Growth Fund .................  $305,880,279     $312,675,087
Strategic Theme Fund ........   555,353,566      632,225,321

   There were no purchases or sales of long-term U.S. Government securities.

4. OTHER
   On May 12, 2000, the Phoenix-Seneca Equity Opportunities Fund ("Equity Opportunities") acquired the assets and liabilities of the Phoenix-Seneca Growth Fund ("Growth") in a tax-free reorganization in exchange for shares of Equity Opportunities pursuant to a plan of reorganization approved by the Growth shareholders on April 28, 2000. The number and value of shares issued by Equity Opportunities were in amounts equal to the number and value of shares held by Growth shareholders as of the reorganization date. The number and value of shares issued in connection with the reorganization are presented in the Statement of Changes in Net Assets. Net assets of Equity Opportunities and Growth as of the reorganization date were $231,161,159 and $104,692,400, including net unrealized appreciation of $45,778,932 and $18,227,318, respectively. Total net assets after the reorganization were $335,853,559.

   For financial reporting purposes the historical results of Growth Fund will survive. Concurrent with the reorganization, Equity Opportunities was renamed to Seneca Growth.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2002  (CONTINUED)

5. ASSET CONCENTRATIONS
   The Trust may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Trust, positive or negative, than if the Trust did not concentrate its investments in such sectors.

6. FEDERAL INCOME TAX INFORMATION
   The funds have capital loss carryovers which may be used to offset future capital gains, as follows:
                                            Expiration Year
                                                 2010
                                            ---------------
Growth Fund ...........................     $  50,273,807
Strategic Theme Fund ..................       200,938,063

   Under the current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 2002, the funds deferred post-October capital losses and utilized prior year post-October losses as follows:
                                   Deferred     Utilized
                                 ----------   -----------
Growth Fund ...................  $9,929,616   $24,545,933
Strategic Theme Fund ..........   9,525,853    80,118,300

7. RECLASSICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended April 30, 2002, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Trust. The following funds recorded reclassifications to increase (decrease) the accounts listed below:

                             Capital paid in           Undistributed         Accumulated
                               on shares of            net investment        net realized
                             beneficial interest        income (loss)         gain (loss)

Growth Fund ...............     $(1,074,563)            $  699,580            $  374,983
Strategic Theme Fund ......      (5,579,693)             4,067,228             1,512,465

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHICS OMITTED]

PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix Strategic Equity Series Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund (constituting the Phoenix Strategic Equity Series Fund, hereafter referred to as the "Trust") at April 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS

Boston, Massachusetts
June 12, 2002

FUND MANAGEMENT

   Information pertaining to the Trustees and officers1 of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

   The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                                               INDEPENDENT TRUSTEES

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, (AGE), AND              LENGTH OF         OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS                 TIME SERVED          TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Robert Chesek (67)           Served since 1993.       31            Currently retired.
------------------------------------------------------------------------------------------------------------------------------------
  E. Virgil Conway (72)        Served since 1988.       33            Chairman, Rittenhouse Advisors, LLC (consulting firm) since
  Rittenhouse Advisors, LLC                                           2001. Trustee/Director, Consolidated Edison Company of New
  101 Park Avenue                                                     York, Inc. (1970-present), Pace University (1978-present),
  New York, NY 10178                                                  Urstadt Biddle Property Corp. (1989-present), Greater New
                                                                      York Councils, Boy Scouts of America (1985-present), Union
                                                                      Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                                      Securities Fund (Advisory Director) (1990-present),
                                                                      Centennial Insurance Company (1974-present), Josiah Macy,
                                                                      Jr., Foundation (1975-present), The Harlem Youth Development
                                                                      Foundation (1998-present), Accuhealth (1994-present), Trism,
                                                                      Inc. (1994-present), Realty Foundation of New York
                                                                      (1972-present), New York Housing Partnership Development
                                                                      Corp. (Chairman) (1981-present) and Academy of Political
                                                                      Science (Vice Chairman) (1985 to present). Chairman,
                                                                      Metropolitan Transportation Authority (1992-2001). Director,
                                                                      Atlantic Mutual Insurance Company (1974-2002).
------------------------------------------------------------------------------------------------------------------------------------
  Harry Dalzell-Payne (72)     Served since 1988.       33            Currently retired.
  The Flat, Elmore Court
  Elmore, GL05, GL2 3NT U.K.
------------------------------------------------------------------------------------------------------------------------------------
  Francis E. Jeffries (71)     Served since 1995.       34            Director, The Empire District Electric Company
  8477 Bay Colony Dr. #902                                            (1984-present). Director (1989-1997), Chairman of the Board
  Naples, FL 34108                                                    (1993-1997), Phoenix Investment Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr. (62)        Served since 1993.       31            Partner, Stonington Partners, Inc. (private equity fund)
  Stonington Partners, Inc.                                           since 2001. Chairman (1995 to 2000) and Chief Executive
  736 Market Street,                                                  Officer (1995-1998), Carson Products Company (cosmetics).
  Ste. 1430                                                           Director/Trustee, Evergreen Funds (6 portfolios).
  Chattanooga, TN 37402
------------------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara (50)   Served since 2001.       31            Managing Director, U.S. Trust Company of New York (private
  United States Trust                                                 bank) (1982-present).
  Company of NY
  114 West 47th Street
  New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------

                                                                              25

FUND MANAGEMENT (CONTINUED)

                                              INDEPENDENT TRUSTEES

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, (AGE), AND              LENGTH OF         OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS                 TIME SERVED          TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Everett L. Morris (73)       Served since 1995.       33            Vice President, W.H. Reaves and Company (investment
  W.H. Reaves and Company                                             management) (1993-present).
  10 Exchange Place
  Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------------------
  James M. Oates (55)          Served since 1993.       31            Chairman, IBEX Capital Markets Inc. (financial services)
  IBEX Capital Markets, Inc.,                                         (1997-present). Managing Director, Wydown Group (consulting
  60 State Street, Ste. 950                                           firm) (1994-present). Director, Investors Financial Service
  Boston, MA 02109                                                    Corporation (1995-present), Investors Bank & Trust
                                                                      Corporation (1995-present), Plymouth Rubber Co.
                                                                      (1995-present), Stifel Financial (1996-present), Connecticut
                                                                      River Bancorp (1998-present), Connecticut River Bank
                                                                      (1998-present), 1Mind, Inc. (1999-present) and 1Mind.com
                                                                      (2000-present). Director and Treasurer, Endowment for
                                                                      Health, Inc. (2000-present). Chairman, Emerson Investment
                                                                      Management, Inc. (2000-present). Member, Chief Executives
                                                                      Organization (1996-present). Vice Chairman, Massachusetts
                                                                      Housing Partnership (1998-1999). Director, Blue Cross and
                                                                      Blue Shield of New Hampshire (1994-1999), AIB Govett Funds
                                                                      (1991-2000) and Command Systems, Inc. (1998-2000). Director,
                                                                      Phoenix Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
  Herbert Roth, Jr. (73)       Served since 1993.       31            Currently retired. Member, Directors Advisory Council,
  134 Lake Street                                                     Phoenix Life Insurance Company (1998-present). Director,
  Sherbom, MA 01770                                                   Boston Edison Company (1978-present), Landauer, Inc.
                                                                      (medical services) (1970-present), Tech Ops./Sevcon, Inc.
                                                                      (electronic controllers) (1987-present), and Mark IV
                                                                      Industries (diversified manufacturer) (1985-present).
                                                                      Director, Phoenix Home Life Mutual Insurance Company
                                                                      (1972-1998).
------------------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson (55)     Served since 1988.       31            Managing Director, Northway Management Company
  Northway Management Company                                         (1998-present). Managing Director, Mullin Associates
  164 Mason Street                                                    (1993-1998).
  Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
  Lowell P. Weicker, Jr. (70)  Served since 1995.       31            Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
  200 Duke Street                                                     Compuware (1996-present) and WWF, Inc. (2000-present).
  Alexandria, VA 22314                                                President, The Trust for America's Health (non-profit)
                                                                      (2001-present). Director, Duty Free International, Inc.
                                                                      (1997-1998).
------------------------------------------------------------------------------------------------------------------------------------

26

FUND MANAGEMENT (CONTINUED)

                                                INTERESTED TRUSTEES

     The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
    NAME, (AGE), ADDRESS             LENGTH OF     OVERSEEN BY                          DURING PAST 5 YEARS AND
 AND POSITION(S) WITH TRUST         TIME SERVED      TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 *Philip R. McLoughlin (55)      Served since 1993.     44            Chairman (1997-present), Director (1995-present), Vice
                                                                      Chairman (1995-1997) and Chief Executive Officer
  Chairman and President                                              (1995-present), Phoenix Investment Partners, Ltd. Director,
                                                                      Executive Vice President and Chief Investment Officer, The
                                                                      Phoenix Companies, Inc. (2001-present). Director
                                                                      (1994-present) and Executive Vice President, Investments
                                                                      (1988-present), Phoenix Life Insurance Company. Director
                                                                      (1983-present) and Chairman (1995-present), Phoenix
                                                                      Investment Counsel, Inc. Director (1984-present) and
                                                                      President (1990-2000), Phoenix Equity Planning Corporation.
                                                                      Chairman and Chief Executive Officer, Phoenix/Zweig Advisers
                                                                      LLC (1999-present). Director, PXRE Corporation (Delaware)
                                                                      (1985-present), World Trust Fund (1991-present). Director
                                                                      and President, Phoenix Investment Management Company
                                                                      (2001-present). Director and Executive Vice President,
                                                                      Phoenix Life and Annuity Company (1996-present). Director
                                                                      and Executive Vice President, PHL Variable Insurance Company
                                                                      (1995-present). Director, Phoenix National Trust Company
                                                                      (1996-present). Director and Vice President, PM Holdings,
                                                                      Inc. (1985-present). Director, PHL Associates, Inc.
                                                                      (1995-present). Director (1992-present) and President
                                                                      (1992-1994), WS Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

  * Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd., and its affiliates.


                                       OFFICERS 1 OF THE TRUST WHO ARE NOT TRUSTEES

                                  POSITION(S) HELD WITH
     NAME, (AGE), AND              TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
         ADDRESS                      TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Michael E. Haylon (44)         Executive Vice President             Director and Executive Vice President; Investments, Phoenix
                                 since 1995.                          Investment Partners, Ltd. (1995-present). Director
                                                                      (1994-present), President (1995-present), Phoenix Investment
                                                                      Counsel, Inc. Director, Phoenix Equity Planning Corporation
                                                                      (1995-present). Executive Vice President, Phoenix Fund
                                                                      Complex (1993-present).
------------------------------------------------------------------------------------------------------------------------------------
  William R. Moyer (57)          Executive Vice President             Executive Vice President and Chief Financial Officer
                                 since 1993.                          (1999-present), Senior Vice President and Chief Financial
                                                                      Officer (1995-1999), Phoenix Investment Partners, Ltd.
                                                                      Director (1998-present), Senior Vice President, Finance
                                                                      (1990-present), Chief Financial Officer (1996-present), and
                                                                      Treasurer (1998-present), Phoenix Equity Planning
                                                                      Corporation. Director (1998-present), Senior Vice President
                                                                      (1990-present), Chief Financial Officer (1996-present) and
                                                                      Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                                      Senior Vice President and Chief Financial Officer, Duff &
                                                                      Phelps Investment Management Co. (1996-present). Vice
                                                                      President, Phoenix Fund Complex (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  John F. Sharry (51)            Executive Vice President             President, Private Client Group (1999-present), Executive
                                 since 1998.                          Vice President, Retail Division (1997-1999), Phoenix
                                                                      Investment Partners, Ltd. President, Private Client Group,
                                                                      Phoenix Equity Planning Corporation (2000-present).
                                                                      Executive Vice President, Phoenix Fund Complex
                                                                      (1998-present).
------------------------------------------------------------------------------------------------------------------------------------

                                                                              27

FUND MANAGEMENT (CONTINUED)

                                OFFICERS 1 OF THE TRUST WHO ARE NOT TRUSTEES


                                  POSITION(S) HELD WITH
     NAME, (AGE), AND              TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
         ADDRESS                      TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Gail P. Seneca (48)            Senior Vice President                President and Chief Executive and Investment Officer, Seneca
  909 Montgomery Street          since 1998.                          Capital Management LLC (1996-present). Managing Director,
  San Francisco, CA 94133                                             Equities, Phoenix Investment Counsel, Inc. (1998-present).
                                                                      Managing General Partner and Chief Executive and Investment
                                                                      Officer, GMG/Seneca Capital Management LP (1989-present).
                                                                      President, GenCap, Inc. (1994-present). Trustee,
                                                                      Phoenix-Seneca Funds (1996-2000).
------------------------------------------------------------------------------------------------------------------------------------
  Robert S. Driessen (54)        Vice President since 1999.           Vice President and Compliance Officer, Phoenix Investment
                                                                      Partners, Ltd. (1999-present) and Phoenix Investment
                                                                      Counsel, Inc. (1999-present). Vice President, Phoenix Fund
                                                                      Complex (1999-present). Compliance Officer (2000-present)
                                                                      and Associate Compliance Officer (1999), PXP Securities
                                                                      Corp. Vice President, Risk Management Liaison, Bank of
                                                                      America (1996-1999). Vice President, Securities Compliance,
                                                                      The Prudential Insurance Company of America (1993-1996).
                                                                      Branch Chief/Financial Analyst, Securities and Exchange
                                                                      Commission, Division of Investment Management (1972-1993).
------------------------------------------------------------------------------------------------------------------------------------
  Ronald K. Jacks (36)           Vice President since 1998.           Equity Portfolio Manager, Seneca Capital Management LLC
  909 Montgomery St.                                                  (1990-present). Managing Director, Equities, Phoenix
  San Francisco, CA 94133                                             Investment Counsel, Inc. (1998-present). General Partner and
                                                                      Equity Portfolio Manager, GMG/Seneca Capital Management,
                                                                      L.P. (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard D. Little (53)         Vice President since 1998.           Director of Equities, Seneca Capital Management LLC
  909 Montgomery St.                                                  (1996-present). Managing Director, Equities, Phoenix
  San Francisco, CA 94133                                             Investment Counsel, Inc. (1998-present). General Partner and
                                                                      Director of Equities, GMG/Seneca Capital Management, L.P.
                                                                      (1989-present).
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss (49)          Treasurer since 1994.                Vice President, Fund Accounting (1994-present) and Treasurer
                                                                      (1996-present), Phoenix Equity Planning Corporation.
                                                                      Treasurer, Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard J. Wirth (43)          Secretary since 2002.                Vice President and Insurance and Investment Counsel
  One American Row                                                    (2002-present), Counsel (1993-2002), Phoenix Life Insurance
  Hartford, CT 06102                                                  Company. Secretary, Phoenix Fund Complex (2002-present).
------------------------------------------------------------------------------------------------------------------------------------

1 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PHOENIX STRATEGIC EQUITY SERIES FUND

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Gail P. Seneca, Senior Vice President
Robert S. Driessen, Vice President
Ronald K. Jacks, Vice President
Richard D. Little, Vice President
Nancy G. Curtiss, Treasurer
Richard J. Wirth, Secretary


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services            1-800-243-1574
Advisor Consulting Group        1-800-243-4361
Text Telephone                  1-800-243-1926
Web site                        WWW.PHOENIXINVESTMENTS.COM


--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

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

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

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

                                                        PRESORTED
                                                         STANDARD
                                                       U.S. POSTAGE
                                                           PAID
                                                      Louisville, KY
                                                     Permit No. 1051

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[GRAPHICS OMITTED]

PHOENIX
INVESTMENT PARTNERS,LTD.



For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.


PXP 744 (6/02)